                      AMENDMENT TO STOCK PURCHASE AGREEMENT


      AMENDMENT, dated as of February 1, 2000, by and among LABRANCHE & CO INC., a Delaware corporation ("PURCHASER"), HENDERSON BROTHERS HOLDINGS, INC., a Delaware corporation (the "COMPANY"), and James J. Maguire, Sr. and L. Thomas Patterson, as authorized representatives (the "REPRESENTATIVES") of the persons listed on SCHEDULE A hereto (the "STOCKHOLDERS"), to the Stock Purchase Agreement, dated as of December 23, 1999 (the "AGREEMENT"), by and among Purchaser, the Company and the Stockholders. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.


                              W I T N E S S E T H:

      WHEREAS, Purchaser, the Company and the Stockholders are all parties to the Agreement;

      WHEREAS, Purchaser, the Company and the Stockholders desire to amend certain terms of the Agreement in order to clarify that Henderson Brothers, Inc. and LaBranche & Co., and not the Company and Purchaser, respectively, are registered broker-dealers and NYSE specialists; and

      WHEREAS, pursuant to Section 2.3 of the Agreement, the Representatives are authorized to execute and deliver this Amendment for and on behalf of the Stockholders.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound, the parties hereby agree as follows:

      1. The first clause of the recital of the Agreement is hereby amended to read in its entirety as follows:

                  "WHEREAS, HBI (as defined below) is a registered broker-dealer and New York Stock Exchange ("NYSE") specialist;"

      2. Section 4.4 of the Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 4.4 REGULATORY MATTERS AND ACCOUNT DOCUMENTATION. HBI
            is and has been duly registered as a broker-dealer with the SEC and the NASD and in the states where such registration is required under the securities laws of such states. HBI is and has been duly registered as a NYSE specialist. The Company, its Subsidiaries and their employees are in compliance in all material respects with all federal and state laws and NYSE rules regulating broker-dealers or specialists or requiring registration, licensing or qualification as a broker-dealer or specialist, and each of the Company and its Subsidiaries is a member in good standing and has all material licenses and authorizations in self-regulatory or trade organizations or registered clearing agencies required to permit the operation of its business as presently conducted. Each such federal, state and NYSE registration is in full force and effect. The Company has furnished to Purchaser a true, correct and complete copy of HBI's Form BD, as amended to date, filed by HBI with the SEC and NASD.



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            The Company has in its files for each of its and its Subsidiaries'
            existing customer accounts, all appropriate material applications, certificates, agreements and other material documentation necessary or appropriate in connection with the current and historical level and type of trading or other activities engaged in within such accounts ("DOCUMENTATION"). All Documentation has been duly executed and delivered to the Company or the relevant Subsidiary of the Company by the appropriate person or persons with respect to each such account."

      3. Section 5.4 of the Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 5.4 REGULATORY MATTERS. LaBranche & Co. is and has
            been duly registered as a broker-dealer with the SEC and in the states where such registration is required under the securities laws of such states in order to conduct its business as presently conducted. LaBranche & Co. is and has been duly registered as a NYSE specialist. Purchaser, its Subsidiaries and their employees are in compliance in all material respects with all federal and state laws and NYSE rules regulating broker-dealers or specialists or requiring registration, licensing or qualification as a broker-dealer or specialist, and each of Purchaser and its Subsidiaries is a member in good standing and has all material licenses and authorizations in self-regulatory or trade organizations or registered clearing agencies required to permit the operation of its business as presently conducted. Each such federal, state and NYSE registration is in full force and effect."

      4. The representations and warranties contained in each of Sections 4.4 and 5.4 shall be deemed to be amended as set forth in this Amendment for all purposes of the Agreement (including Sections 8.1, 8.2, 9.3,
            9.4 and 10.1), as may be amended from time to time.

      5. Except as expressly amended in this Amendment, the Agreement shall remain in full force and effect as the same were in effect immediately before the effectiveness of this Amendment.

      6. This Amendment shall be governed and construed on the same basis as the Agreement, as set forth therein.

      7. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.






                                    * * * * *



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



      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                LABRANCHE & CO INC.


                                By: /s/ GEORGE M. L. LABRANCHE, IV.
                                    -----------------------------------------
                                    Name:  George M. L. LaBranche, IV.
                                    Title: Chairman, Chief Executive Officer
                                           and President



                                HENDERSON BROTHERS HOLDINGS, INC.


                                By: /s/ JAMES J. MAGUIRE, SR.
                                    -----------------------------------------
                                    Name:  James J. Maguire, Sr.
                                    Title: Chairman



                                THE STOCKHOLDERS


                                By:  /s/ JAMES J. MAGUIRE, SR.
                                     ----------------------------------------
                                     James J. Maguire, Sr.,
                                       as Attorney-in-Fact



                                By:  /s/ L. THOMAS PATTERSON
                                     ------------------------------------
                                     L. Thomas Patterson,
                                       as Attorney-in-Fact



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


                                   SCHEDULE A


                                      NAME
                                   FRANK BEYER
                                  FRANK DELANEY
                              GREGORY M. HENDERSON
                                GUY L. HENDERSON
                                 JAMES HENDERSON
                             PETER W. HENDERSON, JR.
                                 LUKE HENDERSON
                                THOMAS P. HYLAND
                              JAMES J. MAGUIRE, SR.
                              JAMES J. MAGUIRE, JR.
                                 ELIZABETH MEAD
                                  PAUL MAGUIRE
                                 MICHAEL MAGUIRE
                                REGINA FERNICOLA
                                  MARY GRUBERT
                                 JAMES E. McCANN
                                   BRUCE MEYER
                                  RICHARD MEYER
                               L. THOMAS PATTERSON
                                KENNETH W. SMITH
                                   JOHN SUAREZ
                               WILLIAM N. VAUGHAN
                                  ROBERT YOUNG



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